UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2010

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2010, the Board of Directors (the “Board”) of CONSOL Energy Inc. (the “Company”) adopted the Amended and Restated Bylaws (the “Amended and Restated Bylaws”), effective immediately upon their adoption, to supersede and replace the existing bylaws of the Company.

The Amended and Restated Bylaws provide for the election of directors by majority voting in uncontested elections of directors. Specifically, Section 2.9 of the bylaws was amended and restated to provide that, subject to the rights of the holders of any series of preferred stock of the Company to elect directors under specified circumstances, each director in an uncontested election shall be elected by the vote of a majority of votes cast at any meeting for the election of directors at which a quorum is present. Director nominees in contested elections will continue to be elected by the vote of a plurality of the votes cast.

The Amended and Restated Bylaws also include a director resignation procedure consistent with the aforementioned majority vote standard, which provides that if an incumbent director is not elected at such meeting for the election of directors and no successor has been elected at such meeting, the director must promptly tender his or her resignation to the Board. The Nominating and Corporate Governance Committee (the “Nominating Committee”) of the Board will consider the resignation and make a recommendation to the Board as to whether the resignation should be accepted. The Board will then make its decision with respect to the tendered resignation, taking into account the Nominating Committee’s recommendation, and publicly disclose such decision and the rationale behind it (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) within 90 days from the date of the certification of the election results.

The Company’s former bylaws provided for the election of directors by plurality voting in all director elections, subject to the rights of the holders of any series of preferred stock of the Company to elect directors under specified circumstances, and for a resignation policy that applied to any nominee for director who received a greater number of votes “withheld” than “for” his or her election in an uncontested election of directors.

The preceding is qualified in its entirety by reference to the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference. Additionally, a copy of the Amended and Restated Bylaws, marked to show changes to the former bylaws, is also included as Exhibit 3.2.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 3.2	Amended and Restated Bylaws of CONSOL Energy Inc.

Exhibit 3.2.1	Amended and Restated Bylaws of CONSOL Energy Inc. (marked to show changes to former bylaws).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey
P. Jerome Richey
Executive Vice President Corporate Affairs, Chief Legal Officer & Secretary

Dated: April 6, 2010

Exhibit Index

Exhibit No.	Description
Exhibit 3.2	Amended and Restated Bylaws of CONSOL Energy Inc.

Exhibit 3.2.1	Amended and Restated Bylaws of CONSOL Energy Inc. (marked to show changes to former bylaws).